                                                                   Exhibit 99.11

(RBS LOGO)
THE ROYAL BANK OF SCOTLAND

DATE:                  October 31, 2006

TO:                    Wells  Fargo  Bank  National  Association,  not  in  its
                       individual capacity,  but solely as Securities
                       Administrator  of Merrill Lynch Mortgage Investors Trust,
                       Series 2006-AF2 (the "TRUST")
ATTENTION:             Client Manager, MLMI 2006-AF2
TELEPHONE:             410-884-2000
FACSIMILE:             410-715-2380

TO:                    Merrill Lynch Mortgage Lending, Inc.
ATTENTION:             Brian Brennan
TELEPHONE:             212-449-1435
FACSIMILE:             212-738-1110

FROM:                  The Royal Bank of Scotland plc
TELEPHONE:             203-618-2576
FACSIMILE:             203-618-2580

SUBJECT:               Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):   IRG16116429.2A/2B

The purpose of this letter agreement ("AGREEMENT") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between The Royal Bank of Scotland plc ("CAP PROVIDER"), Wells Fargo Bank, National Association, not in its individual capacity, but solely as Securities Administrator (the "COUNTERPARTY") of Merrill Lynch Mortgage Investors Trust, Series 2006-AF2 and, solely with respect to Paragraphs 8 and 9, Merrill Lynch Mortgage Lending, Inc. ("MLML"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement and in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA FORM MASTER AGREEMENT"), an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. For the avoidance of doubt, this

Reference Number: IRG16116429.2A/2B
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October 31, 2006
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     Agreement is intended to be a stand alone agreement and is therefore not subject to any ISDA Master Agreement actually executed and existing between the parties hereto.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:             Rate Cap Corridor

     Notional Amount:                 Shall equal the lesser of (1) the Notional
                                      Amount as detailed in Appendix A attached
                                      hereto and (2) the aggregate Certificate
                                      Balance of the Class AV-2 Certificates
                                      immediately prior to the related Floating
                                      Rate Payer Payment Date. The Securities
                                      Administrator shall make available each
                                      month via the Securities Administrator's
                                      website a statement containing the
                                      aggregate Certificate Principal Balance of
                                      the Class AV-2 Certificates as of the
                                      first day of such Calculation Period and
                                      shall notify the Cap Provider at least
                                      five (5) Business Days prior to the
                                      related Floating Rate Payer Payment Date
                                      of the aggregate Certificate Principal
                                      Balance of the Class AV-2 Certificates as
                                      of the first day of such Calculation
                                      Period and shall send such notification to
                                      the Cap Provider at the following email
                                      addresses: Melizza.Stotler@rbsgc.com and
                                      NADerivSupport@rbsgc.com; provided,
                                      however, that if the Securities
                                      Administrator shall not provide such email
                                      notification, the Cap Provider shall rely
                                      upon the statement of Certificate
                                      Principal Balance of the Class AV-2
                                      Certificates made available on the
                                      Securities Administrator's website. The
                                      Securities Administrator's internet
                                      website shall initially be located at
                                      www.ctslink.com and assistance in using
                                      the website can be obtained by calling the
                                      Securities Administrator's investor
                                      relations desk at (301) 815-6600.

                                      Any payment by the Cap Provider to the
                                      Counterparty in excess of the amount due under this Transaction on any Floating
                                      Rate Payer Payment Date shall be returned by the Counterparty to the Cap Provider promptly after notification from the
                                      Counterparty that the Counterparty is
                                      aware of such overpayment. Other than the return of such overpayment, neither the Cap Provider nor the Counterparty shall incur any penalty or liability hereunder with respect to such overpayment.

Reference Number: IRG16116429.2A/2B
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October 31, 2006
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     Trade Date:                      October 26, 2006

     Effective Date:                  October 31, 2006

     Termination Date:                May 25, 2011, subject to adjustment in
                                      accordance with the Business Day
                                      Convention.

     FIXED AMOUNT:

     Fixed Rate Payer:                Counterparty

     Fixed Rate Payer Payment Date:   October 31, 2006

     Fixed Amount:                    USD 150,000

     FLOATING AMOUNTS:

     Floating Rate Payer:             Cap Provider

     Cap Rate:                        For each Floating Payer Period End Date
                                      the percentage set forth in Appendix A as
                                      the Cap Rate for such Floating Rate Payer
                                      Period End Date.

     Floating Rate Payer              The 25th calendar day of each month during
     Period End Dates:                the Term of this Transaction, commencing
                                      November 25, 2006, and ending on the
                                      Termination Date, subject to adjustment in
                                      accordance with the Business Day
                                      Convention.

     Floating Rate Payer Payment      Early Payment shall be applicable. The
     Dates:                           Floating Rate Payer Payment Date shall be
                                      two (2) Business Days prior to each
                                      Floating Rate Payer Period End Date.

     Floating Rate Option:            USD-LIBOR-BBA; provided, however, if the
                                      Floating Rate Option for any Calculation
                                      Period is greater than 9.330% then the
                                      Floating Rate Option for such Calculation
                                      Period shall be deemed to be 9.330%.

     Floating Amount                  To be determined in accordance with the
                                      following formula: the greater of (i)
                                      (Floating Rate Option - Cap Rate) *
                                      Notional Amount * Floating Rate Day Count
                                      Fraction and (ii) zero.

     Designated Maturity:             One month.

Reference Number: IRG16116429.2A/2B
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October 31, 2006
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     Floating Rate Day Count
     Fraction:                        Actual/360

     Reset Dates:                     The first day of each Calculation Period

     Compounding:                     Inapplicable

     Business Days:                   New York

     Business Day Convention:         Modified Following

     Calculation Agent:               Cap Provider

3.   Additional Provisions:

     Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.

4.   Provisions Deemed Incorporated in a Schedule to the Master Agreement:

     a) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

     b) Termination Provisions. For purposes of the Master Agreement:

          (i) "Specified Entity" is not applicable to Cap Provider or Counterparty for any purpose.

          (ii) "Specified Transaction" is not applicable to Cap Provider or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to Cap Provider or Counterparty.

          (iii) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to Counterparty.

          (iv) The provisions of Section 5 (a) (ii), (iii), and (iv) of the ISDA Form Master Agreement will not apply to Counterparty.

          (v) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to Cap Provider or Counterparty.

Reference Number: IRG16116429.2A/2B
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October 31, 2006
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          (vi) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to Cap Provider or to Counterparty.

          (vii) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

               (A)  Market Quotation will apply.

               (B)  The Second Method will apply.

          (viii) "Termination Currency" means United States Dollars.

     c) Tax Representations.

          Payer Tax Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, Cap Provider and Counterparty each makes the following representation:

               It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

          (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

          (ii) the satisfaction of the agreement of the other party contained in
               Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

          (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement;

          provided that it shall not be a breach of this representation where reliance is placed on clause (ii), and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

          Payee Tax Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement,

               (i)  Cap Provider makes no Payee Tax Representations.

Reference Number: IRG16116429.2A/2B
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October 31, 2006
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                    Counterparty makes no Payee Tax Representations.

     d) Miscellaneous.

          (i)  Address for Notices: For the purposes of Section 12(a) of this
               Agreement:

               Address for notices or communications to Cap Provider:

               Address:     20 Bishopsgate
                            London EC2M 4RB
               Attention:   Legal Department - Derivatives Documentation
               Facsimile:   1-203-618-2533/2534
               Phone:       1-203-618-2531/2532

               With a copy to:

               Address:     Greenwich Capital Markets, Inc.
                            600 Steamboat Road
                            Greenwich, CT 06830
               Attention:   Melizza Stotler
               Facsimile:   1-203-618-2580
               Phone:       1-203-618-2576

               Address for notices or communications to the Counterparty:

               Address: Wells Fargo Bank, National Association Corporate Trust Services
                            9062 Old Annapolis Road
                            Columbia, Maryland  21045

               Attention:   Client Manager - MLMI 2006-AF2
               Facsimile:   410-715-2380
               Phone:       410-884-2000

          (ii) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement: Not Applicable.

          (iii) Offices. The provisions of Section 10(a) will apply to the ISDA Form Master Agreement.

          (iv) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

Reference Number: IRG16116429.2A/2B
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October 31, 2006
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               Cap Provider is a Multibranch Party.

               The Counterparty is not a Multibranch Party.

          (v) Credit Support Document. Not applicable for either Cap Provider or the Counterparty.

          (vi) Credit Support Provider. Not applicable for either Cap Provider or the Counterparty.

          (vii) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof, other than New York General Obligation Law Section 5-1401.

          (viii) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

               The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

          (ix) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

          (x) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

          (xi) Transfer, Amendment and Assignment. Cap Provider shall not unreasonably withhold its consent to any Assignment of this Agreement. This Agreement shall not be transferred or amended unless the Counterparty shall have received

Reference Number: IRG16116429.2A/2B
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October 31, 2006
Page 8 of 16

               prior written confirmation from each of the Rating Agencies that such amendment or transfer will not cause such Rating Agency to downgrade or withdraw its then-current ratings of any outstanding Certificates.

          (xii) Proceedings. Cap Provider shall not institute against or cause any other person to institute against, or join any other person in instituting against, Counterparty or any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the Securities.

     e) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

          "(g) Relationship Between Parties.

               Subject to Paragraph 6 herein, each party represents to the other party on each date when it enters into a Transaction that:

                    (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement in respect of that Transaction.

                    (2)  Evaluation and Understanding.

                         (i) Each party is acting for its own account and has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

                         (ii) It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

Reference Number: IRG16116429.2A/2B
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October 31, 2006
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                         (iii) The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

                    (3) Purpose. It is an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

f) Additional Provisions. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless Cap Provider is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) Cap Provider shall be entitled to designate an Early Termination Event pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either
Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to Cap Provider as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to Cap Provider as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

g) Set-off. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

h) Additional Termination Events. Additional Termination Events will apply.

     (i) If a Rating Agency Downgrade has occurred and Cap Provider has not, within 30 days, complied with Clause i below, then an Additional Termination Event shall have occurred with respect to Cap Provider and Cap Provider shall be the sole Affected Party with respect to such an Additional Termination Event.

     (ii) If (A) Merrill Lynch Mortgage Investors, Inc. ("MLMI"), as depositor under the Pooling Agreement (as defined in Paragraph 6 below) still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (B) the Cap Provider has not, within 30 days after receipt of a Cap Disclosure Request complied with the provisions set forth in Paragraph 7 below (provided that if the significance percentage reaches 10% after a Cap Disclosure Request has been made to Cap Provider, Cap Provider must comply with the provisions set forth in Paragraph 7 below within 10 days of Cap Provider being informed of the significance percentage reaching 10%), then an Additional Termination Event shall have occurred with respect to Cap Provider and Cap Provider shall be the sole Affected Party with respect to such Additional Termination Event.

Reference Number: IRG16116429.2A/2B
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October 31, 2006
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     i) Rating Agency Downgrade. If a Ratings Event (as defined below) occurs with respect to the Cap Provider, then the Cap Provider shall, at its own expense, (i) assign this Transaction hereunder to a third party within thirty (30) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below), (ii) deliver Eligible Collateral in an amount (after taking the relevant Valuation Percentages into account) equal to the Exposure (as defined below), and an executed 1994 ISDA Credit Support Annex (subject to New York law), within thirty (30) days of such Ratings Event and if any Securities are outstanding, subject to the applicable Rating Agencies' written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Securities (such confirmation, a "RATING AGENCY CONFIRMATION"), or
     (iii) any other action subject to Rating Agency Confirmation. For the avoidance of doubt, a downgrade of the rating on the Securities could occur in the event that the Cap Provider does not post sufficient collateral. For purposes of this Transaction, a "RATINGS EVENT" shall occur with respect to the Cap Provider, if its long-term unsecured and unsubordinated debt rating ceases to be rated at least "AA-" by S&P, and at least "Aa3" by Moody's (including in connection with a merger, consolidation or other similar transaction by the Cap Provider) such ratings being referred to herein as the "APPROVED RATINGS THRESHOLDS", (unless, within 30 days after such withdrawal or downgrade, the applicable Rating Agencies have reconfirmed the rating of the Securities, as applicable, which was in effect immediately prior to such withdrawal or downgrade). Notwithstanding the foregoing, in the event that the Cap Provider's long-term unsecured and unsubordinated debt rating is either (i) withdrawn or (ii) reduced below "BBB-" by S&P or "A2" by Moody's, or its unsecured, short-term debt obligation is reduced below "A-3" by S&P, then the Cap Provider shall, within ten (10) days of such reductions, at its own expense, and subject to Rating Agency Confirmation, (i) secure another entity to replace the Cap Provider as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty acceptable to the Rating Agencies of another person with the Approved Rating Thresholds to honor the Cap Provider's obligations under this Agreement, or (iii) take any other action subject to Rating Agency Confirmation. Failure to satisfy the foregoing shall constitute an Additional Termination Event as defined by Section 5(b)(v) of the ISDA Form Master Agreement, with the Cap Provider as the sole Affected Party. Notwithstanding any of the above downgrades, unless and until the Cap Provider transfers the Transaction to a replacement counterparty pursuant to the foregoing, the Cap Provider will continue to perform its obligations under the Transaction. The Cap Provider's failure to comply with the above downgrade provisions and requirements shall constitute the sole Additional Termination Events as defined in Section 5(b)(v) of the ISDA Form Master Agreement. Only with respect to such Ratings Event, "EXPOSURE" shall mean the following: (i) the mark-to-market value of the Transaction as of the Valuation Date as such term is defined in the 1994 ISDA Credit Support Annex (subject to New York law). The provisions of Paragraph 6(c) shall apply to Counterparty. In the event that the parties hereto execute a 1994 ISDA Credit Support Annex upon the occurrence of a Ratings Event, Cap Provider shall request its legal counsel to deliver to Counterparty an

Reference Number: IRG16116429.2A/2B
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2
October 31, 2006
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     opinion as to the enforceability of the Agreement and the 1994 ISDA Credit Support Annex (provided that each of S&P and Moody's shall be permitted to receive a copy of such opinion for the purposes of information only and the Cap Provider's legal counsel shall not have any liability to S&P, Moody's or any person other than the Counterparty in relation to the contents of such opinion).

5.   Account Details and       PAYMENTS TO CAP PROVIDER:
     Settlement Information:   J.P. Morgan Chase Bank, New York
                               Agent Swift Address: CHASUS33
                               ABA#: 021000021
                               Beneficiary: The Royal Bank of Scotland plc
                               Account #400930153

                               PAYMENTS TO COUNTERPARTY:
                               Wells Fargo Bank, N.A.
                               ABA#: 121000248
                               For Credit to: Corporate Trust Clearing
                               Account #: 3970771416
                               FFC: 50961201,
                               Cap Contract Acct Ref: MLMI 2006-AF2

6.   Limitation of Liability of Securities Administrator

     It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, National Association not individually but solely as securities administrator (the "SECURITIES ADMINISTRATOR") on behalf of HSBC Bank USA, National Association as trustee (the "TRUSTEE") of the Trust, in the exercise of the powers and authority conferred upon and vested in it under the Pooling and Servicing Agreement dated as of October 1, 2006, by and among the Trustee, as trustee, MLMI, as depositor (the "DEPOSITOR"), and Wells Fargo Bank, National Association, as master servicer and Securities Administrator (the "POOLING AGREEMENT") and pursuant to instructions set forth therein, and that the Securities Administrator shall perform its duties and obligations hereunder in accordance with the standard of care set forth in the Pooling Agreement, (b) each of the representations, undertakings and agreements herein is made and intended not as a personal representation, undertaking or agreement of the Securities Administrator but is made and intended for the purpose of binding only the Trust, and (c) under no circumstances shall the Securities Administrator be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust herein; provided that nothing in this paragraph shall relieve the Securities Administrator from performing its duties and obligations hereunder in accordance with the standard of care set forth in the Pooling Agreement.

Reference Number: IRG16116429.2A/2B
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October 31, 2006
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7.   Compliance with Regulation AB

     a) The Cap Provider acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("REGULATION AB"), to disclose certain information set forth in Regulation AB regarding the Cap Provider or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between the Cap Provider or its group of affiliated entities, if applicable, and the Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

     b) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nine (9) percent, then the Depositor may request on a Business Day after the date of such determination from the Cap Provider the same information set forth in
     Item 1115(b) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent (such request, a "CAP DISCLOSURE REQUEST" and such requested information, subject to the last sentence of this paragraph, is the "CAP FINANCIAL DISCLOSURE"). The Depositor shall provide the Cap Provider and the Counterparty with the calculations and any other information reasonably requested by the Cap Provider or the Counterparty with respect to the Depositor's determination that led to the Cap Disclosure Request. The parties hereto further agree that the Cap Financial Disclosure provided to meet the Cap Disclosure Request may be, solely at the Cap Provider's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

     c) Upon the occurrence of a Cap Disclosure Request, the Cap Provider, at its own expense, shall (i) provide the Depositor with the Cap Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace the Cap Provider as party to this Agreement on terms substantially similar to this Agreement which entity is able to provide the Cap Financial Disclosure or (iii) subject to Rating Agency Confirmation, obtain a guaranty of the Cap Provider's obligations under this Agreement from an affiliate of the Cap Provider that is able to provide with the Cap Financial Disclosure, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Cap Provider, and cause such affiliate to provide Cap Financial Disclosure. If permitted by Regulation AB, any required Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act. For purposes of clause (ii) above, the parties agree that National Westminster Bank Plc ("NATWEST") shall be an acceptable replacement for the Cap Provider, so long as NatWest is able to provide suitable Cap Financial Disclosure.

Reference Number: IRG16116429.2A/2B
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October 31, 2006
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8.   MLML Shall Not Benefit

     The parties hereto agree and acknowledge that amounts paid hereunder are not intended to benefit the holder of any class of certificates rated by any rating agency if such holder is MLML or any of its affiliates. If MLML or any of its affiliates receives any such amounts, it will promptly remit (or, if such amounts are received by an affiliate of MLML, MLML hereby agrees that it will cause such affiliate to promptly remit) such amounts to the Securities Administrator, whereupon the Securities Administrator will promptly remit such amounts to the Cap Provider.

9. In the event that the transaction to which the Pooling Agreement relates does not occur, and the Merrill Lynch Mortgage Investors Trust, Series 2006-AF2 is not formed, the Cap Provider and MLML agree that MLML shall become the Cap Counterparty under this Agreement.

10.  Agency Role of Greenwich Capital Markets, Inc.

     This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for the Cap Provider. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of the Cap Provider under this Transaction.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

Reference Number: IRG16116429.2A/2B
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2
October 31, 2006
Page 14 of 16


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE ROYAL BANK OF SCOTLAND PLC

BY: GREENWICH CAPITAL MARKETS, INC.,
ITS AGENT


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SECURITIES ADMINISTRATOR OF MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-AF2


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Solely with respect to Paragraphs 8 and 9,

MERRILL LYNCH MORTGAGE LENDING, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Reference Number:  IRG16116429.2A/2B
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2
October 31, 2006
Page 15 of 16

                                   APPENDIX A
            (all such dates subject to adjustment in accordance with
                          the Business Day Convention)

From and including   To but excluding   Notional Amount (USD)   Cap Rate (%)
------------------   ----------------   ---------------------   ------------
    10/31/2006          11/25/2006           212,230,000            7.920
    11/25/2006          12/25/2006           205,396,228            6.571
    12/25/2006          01/25/2007           198,761,392            6.354
    01/25/2007          02/25/2007           192,321,338            6.354
    02/25/2007          03/25/2007           186,070,350            7.053
    03/25/2007          04/25/2007           180,002,880            6.354
    04/25/2007          05/25/2007           174,113,542            6.572
    05/25/2007          06/25/2007           168,397,110            6.354
    06/25/2007          07/25/2007           162,848,509            6.572
    07/25/2007          08/25/2007           157,462,814            6.354
    08/25/2007          09/25/2007           152,235,245            6.354
    09/25/2007          10/25/2007           147,161,161            6.572
    10/25/2007          11/25/2007           142,236,058            6.354
    11/25/2007          12/25/2007           137,455,565            6.572
    12/25/2007          01/25/2008           132,815,436            6.354
    01/25/2008          02/25/2008           128,311,553            6.354
    02/25/2008          03/25/2008           123,939,917            6.804
    03/25/2008          04/25/2008           119,696,647            6.354
    04/25/2008          05/25/2008           115,577,976            6.572
    05/25/2008          06/25/2008           111,580,246            6.354
    06/25/2008          07/25/2008           107,699,908            6.572
    07/25/2008          08/25/2008           103,933,518            6.354
    08/25/2008          09/25/2008           100,277,729            6.354
    09/25/2008          10/25/2008            96,729,297            6.572
    10/25/2008          11/25/2008            93,285,070            6.354
    11/25/2008          12/25/2008            89,941,989            6.572
    12/25/2008          01/25/2009            86,697,086            6.354
    01/25/2009          02/25/2009            83,547,480            6.354
    02/25/2009          03/25/2009            80,490,372            7.054
    03/25/2009          04/25/2009            77,523,048            6.363
    04/25/2009          05/25/2009            74,642,904            6.678
    05/25/2009          06/25/2009            71,847,348            6.729
    06/25/2009          07/25/2009            69,134,123            6.959
    07/25/2009          08/25/2009            66,500,581            6.738
    08/25/2009          09/25/2009            63,944,519            6.738
    09/25/2009          10/25/2009            61,463,523            6.969
    10/25/2009          11/25/2009            59,055,388            6.772
    11/25/2009          12/25/2009            59,055,388            7.102
    12/25/2009          01/25/2010            59,055,388            6.867
    01/25/2010          02/25/2010            59,055,388            6.872
    02/25/2010          03/25/2010            58,193,826            7.627
    03/25/2010          04/25/2010            56,484,428            6.874

Reference Number:  IRG16116429.2A/2B
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2
October 31, 2006
Page 16 of 16

From and including   To but excluding   Notional Amount (USD)   Cap Rate (%)
------------------   ----------------   ---------------------   ------------
    04/25/2010          05/25/2010            54,825,246            7.166
    05/25/2010          06/25/2010            53,214,792            7.015
    06/25/2010          07/25/2010            51,651,760            7.255
    07/25/2010          08/25/2010            50,134,631            7.020
    08/25/2010          09/25/2010            48,662,086            7.020
    09/25/2010          10/25/2010            47,232,787            7.264
    10/25/2010          11/25/2010            45,845,440            7.058
    11/25/2010          12/25/2010            44,498,838            7.315
    12/25/2010          01/25/2011            43,191,849            7.073
    01/25/2011          02/25/2011            41,923,246            7.078
    02/25/2011          03/25/2011            40,691,922            7.855
    03/25/2011          04/25/2011            39,496,763            7.080
    04/25/2011          05/25/2011            38,336,715            7.497